Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of GK Intelligent Systems, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

   . The Quarterly Report for the quarter ended September 30, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

   . the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 22,  2004



/s/  Gary F. Kimmons
-------------------------------
Gary F. Kimmons,  President,
Chief  Executive  Officer and
Chief Financial Officer